SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): April 25, 2003

                           ROHN Industries, Inc.
          (Exact name of registrant as specified in its charter)



Delaware                    File No. 1-8009               36-3060977
(State of incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)




6718 West Plank Road, Peoria, Illinois                      61604
(Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code:         (309) 697-4400

                              Not applicable
       (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002).

               Exhibit 99.2 Press Release, dated April 25, 2003, issued by ROHN Industries, Inc.


ITEM 9.  REGULATION FD DISCLOSURE

          On April 25, 2003, ROHN Industries, Inc. issued a press release. The press release is attached hereto as Exhibit 99.2.

          The information in this Item 9 (including the exhibits referred to herein) is not being filed with but is being furnished to the Securities and Exchange Commission under Regulation FD.




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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ROHN INDUSTRIES, INC.



Dated:  April 29, 2003                  By:/s/ John Castle
                                           ----------------------------------
                                           John Castle
                                           Chief Financial Officer